Exhibit 99.4

AEGEA, INC AND SUBSIDIARIES
(A Development Stage Company)

CONSOLIDATED
FINANCIAL STATEMENTS
(Unaudited)

JUNE 30, 2013

CONTENTS

Consolidated Balance Sheet as of June 30, 2013 (unaudited) and December 31, 2012	F-2

Consolidated Statement of Operations - For the three and six months ended June 30, 2013, the three month period ended June 30, 2012, the period February 3, 2012 (inception) to June 30, 2012 and  for the period February 3, 2012 (inception) to June 30, 2013 (unaudited)
F-3

Consolidated Statement of Changes in Stockholders’ Deficit - For the period February 3, 2012 (inception) to June 30, 2013 (unaudited)	F-4

Consolidated Statement of Cash Flows - For the six months ended June 30, 2013, for the period February 3, 2012 (inception) to June 30, 2012  and for the period February 3, 2012 (inception) to June 30, 2013 (unaudited)
F-5

Notes to unaudited consolidated Financial Statements	F-6 - F-9

AEGEA, INC AND SUBSIDIARIES
(f/k/a AEGEA, LLC)
(A Development Stage Company)
CONSOLIDATED BALANCE SHEETS

	JUNE 30,	DECEMBER 31,
	2013	2012
ASSETS	(Unaudited)
Current Assets:
Cash	$54,769	$-
Total current assets	54,769	-
Total Assets	$54,769	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
Bank overdraft	-	656
Accounts payable	11,061	37,528
Accrued expenses	42,821	6,590
Accrued interest	992	-
Convertible debenture payable	100,000	-
Accrued interest - related party	54,861	-
Line of credit - related party	233,969	-
Total current liabilities	443,704	44,774

Accrued interest - related party	-	30,314
Line of credit - related party	-	220,029
Total Liabilities	443,704	295,117

Preferred stock 100,000,000 shares authorized, no par value, none issued and outstanding at June 30, 2013 and
December 31, 2012	-	-
Common stock; 1,000,000,000 shares authorized, no par value;
94,000,000 shares issued and outstanding at June 30, 2013
and December 31, 2012, respectively	100,291	100,291
Additional paid in capital	50,100	-
Deficit accumulated during the development stage	(539,326)	(395,408)

Total stockholders' deficit	(388,935)	(295,117)

Total liabilities and stockholders' deficit	$54,769	$-

The accompanying notes are an integral part of these unaudited consolidated financial statements.

AEGEA, INC AND SUBSIDIARIES
(f/k/a AEGEA, LLC)
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

				FEBRUARY 3,	FEBRUARY 3,
	THREE	THREE		2012	2012
	MONTHS	MONTHS	SIX MONTHS	(INCEPTION)	(INCEPTION)
	ENDED	ENDED	ENDED	TO	TO
	JUNE 30,	JUNE 30,	JUNE 30,	JUNE 30,	JUNE 30,
	2013	2012	2013	2012	2013
Operating expenses
Professional fees	$85,301	$10,000	$94,282	$13,664	$180,453
Research and development expenses	3,620	13,160	12,620	134,660	251,781
Other general and administrative expenses	10,548	15,211	11,477	20,411	51,239

Total operating expenses	99,469	38,371	118,379	168,735	483,473

Loss from operations	(99,469)	(38,371)	(118,379)	(168,735)	(483,473)

Other income (expense)
Interest	(13,529)	2,257	(25,539)	-	(55,853)

Total other expenses	(13,529)	2,257	(25,539)	-	(55,853)

Net loss	$(112,998)	$(36,114)	$(143,918)	$(168,735)	$(539,326)

The accompanying notes are an integral part of these unaudited consolidated financial statements.

AEGEA, INC AND SUBSIDIARIES
(f/k/a AEGEA, LLC)
(A Development Stage Company)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
(Unaudited)

	Common Stock		Additional Paid in	Deficit Accumulated During Development	Total Stockholders'
	Shares	Amount	Capital	Stage	Deficit
Balance, Inception
(February 3, 2012)	-	$-	$-	$-	$-

Founder shares issued for services	88,470,000	10,000	-	-	10,000

Shares issued to consultant for services	5,530,000	90,291	-	-	90,291

Net loss, Inception (February 3, 2012) to December 31, 2012	-	-	-	(395,408)	(395,408)
Balance, December 31, 2012	94,000,000	100,291	-	(395,408)	(295,117)

Capital Contribution	-	-	50,100	-	50,100
Net Loss, six months ended June 30, 2013	-	-	-	(143,918)	(143,918)
Balance, June 30, 2013	94,000,000	$100,291	$50,100	$(539,326)	$(388,935)

The accompanying notes are an integral part of these unaudited consolidated financial statements.

AEGEA, INC AND SUBSIDIARIES
(f/k/a AEGEA, LLC) (A Development Stage Company)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

		FEBRUARY 3, 2012	FEBRUARY 3, 2012
	SIX MONTHS	(INCEPTION)	(INCEPTION)
	ENDED	TO	TO
	JUNE 30,	JUNE 30,	JUNE 30,
	2013	2012	2013

Cash flows from operating activities

Net Loss	$(143,918)	$(168,735)	$(539,326)
Adjustments to reconcile net loss to net cash
used in operating activities:
Founder shares issued for services	-	-	10,000
Shares issued to consultant for services	-	-	90,291

Changes in operating assets and liabilities:

Accounts payable	(26,468)	-	11,060
Accrued expenses	37,224	-	74,128
Accrued interest - related party	24,547	-	24,547

Net cash used in operating activities	(108,615)	(168,735)	(329,300)

Cash flows from financing activities
Bank overdraft	(656)	-	-
Proceed from convertible debenture	100,000	-	100,000
Proceed from line of credit - related party	23,940	186,732	243,969
Proceed from capital contributions	40,100	-	40,100
Net cash provided by financing activities	163,384	186,732	384,069

Net decrease in cash and cash equivalent	54,769	17,997	54,769

Cash and cash equivalents
Beginning of period	-	-	-
Cash end of period	$54,769	$17,997	$54,769

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$-	$-	$-
Income taxes paid	$-	$-	$-

Supplemental disclosure of non-cash investing and
financing activities:
Transfer of line of credit balance to equity	$10,000	$-	$10,000

The accompanying notes are an integral part of these unaudited consolidated financial statements.

AEGEA, INC AND SUBSIDIARIES
(f/k/a AEGEA, LLC)
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2013
(Unaudited)

NOTE 1:    NATURE OF OPERATIONS, BASIS OF PRESENTATION, RECAPITALIZATION, AND GOING CONCERN

Nature of Operations
Aegea, LLC (“Aegea LLC” or, the “Company”) was formed on November 8, 2012 as a Delaware Limited Liability Company to re-organize Florida Heartland EB-5, LLC which was formed in Florida on February 3, 2012. The Company is in the development stage with the purpose of developing a mega-resort city in South Florida that will become an international community and leisure destination worldwide. The resort will offer residents and guests a unique living environment, integrating residential and hospitality with attractions and entertainment, and will include theme parks, a sports and education complex, and various venues for music and the arts. The character of the project will be marked by a network of canals and lagoons with authentic immersive architecture from around the world. AEGEA’s shopping, dining and hospitality will become a global marketplace for domestic and international brands.

Recapitalization

Pursuant to the Share Exchange Agreement discussed in Note 8 – Subsequent Events, on July 22, 2013, Aegea, LLC was acquired by Aegea, Inc., formerly known as Forever Valuable Collectibles, Inc. (“Aegea, Inc.”), which is in the business of buying and reselling commemorative professional and college sports memorabilia.   Aegea, Inc will continue with the historical and proposed business plans of Aegea LLC following this acquistion.

Aegea, Inc.’s acquisition of Aegea, LLC was accounted for as a recapitalization of Aegea LLC since the members of Aegea, LLC obtained voting and managing control of Aegea, Inc.  Aegea, LLC was the acquirer for financial reporting purposes and Aegea, Inc. was the acquired company.  Consequently, the consolidated financial statements after completion of the acquisition will include the assets and liabilities of both Aegea, LLC and Aegea, Inc., the historical operations of Aegea, LLC and their consolidated operations from the July 22, 2013 closing date of the acquisition.  Aegea, LLC retroactively applied its name change and recapitalization pursuant to the terms of the Share Exchange Agreement discussed in Note 8 for all periods presented in the accompanying unaudited consolidated financial statements.

Development Stage
The Company has no revenues and is in the development stage.  Activities during the development stage consist of organizational activities, capital raising, recapitalization, and developing the business plan.

Principles of Consolidation
The accompanying unaudited consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary Florida Heartland EB-5 Regional Center L.L.C.  All inter-company balances and transactions have been eliminated in consolidation.

Basis for Presentation for Interim Financial Statements
These unaudited consolidated interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (”SEC”) for interim financial information.  Accordingly, they do not include all of the information and footnotes required by “"GAAP” for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  The accounting policies and procedures used in the preparation of these unaudited consolidated financial statements have been derived from the audited consolidated financial statements of the Company for the period from February 3, 2012 (inception) to December 31, 2012.  The consolidated balance sheet as of December 31, 2012 was derived from those consolidated financial statements.  The results of operations for the six months ended June 30, 2013 are not necessarily indicative of the results to be expected for the full year.

Going Concern
As reflected in the accompanying unaudited consolidated financial statements, the Company had a net loss and net cash used in operations of $143,918 and $108,615, respectively, for the six months ended June 30, 2013 and a working capital deficit, stockholders’ deficit, and deficit accumulated during the development stage of $388,935, $388,935, and $539,326, respectively, at June 30, 2013 and is in the development stage with has no revenues.  These matters raise substantial doubt about the Company’s ability to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company’s ability to further implement its business plan, raise additional capital, and generate revenues.  The Company is currently seeking capital to implement its business plan.  The unaudited consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

AEGEA, INC AND SUBSIDIARIES
(f/k/a AEGEA, LLC)
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2013
(Unaudited)

NOTE 2:    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Limited Liability Company
The Company is a limited liability company as of June 30, 2013. This type of organization provides that the partner is not personally liable for any acts, debts, or liabilities beyond the partners’ capital contributions.  However, due to the recapitalization described in Note 1, the Company has been presented as a corporation at June 30, 2013 for presentation purposes only.

Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with maturities of three months or less at the time of purchase.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant assumptions and estimates relate to the valuation of equity issued for services. Actual results could differ from these estimates.

Fair Value Measurements and Fair Value of Financial Instruments
The Company adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1: Inputs are unadjusted quoted prices in active markets for identical assets or liabilities       available at the measurement date.

Level 2: Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other then quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3: Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The estimated fair value of certain financial instruments, including accrued expenses and the line of credit are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

Research and Development
In accordance with ASC 730-10, expenditures for research and development are expenses when incurred and are included in operating expenses.  The Company recognized research and development costs of $12,620 for the six month period ended June 30, 2013 relating to contract services performed for architectural and creative design.

Recent Accounting Pronouncements
Accounting standards which were not effective until after December 31, 2012 are not expected to have a material impact on the Company’s consolidated financial position or results of operations.

AEGEA, INC AND SUBSIDIARIES
(f/k/a AEGEA, LLC)
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2013
(Unaudited)

NOTE 3: CONCENTRATIONS

Concentrations of Credit Risk
The Company maintains accounts with financial institutions.  All cash in checking accounts is non-interest bearing and is fully insured by the Federal Deposit Insurance Corporation (FDIC). At times, cash balances in money market accounts may exceed the maximum coverage provided by the FDIC on insured depositor accounts.  The Company believes it mitigates its risk by depositing its cash and cash equivalents with major financial institutions. There were no cash deposits in excess of FDIC insurance at June 30, 2013.

Concentrations of Funding
From inception through June 30, 2013, approximately 60% of funding was received from one shareholder in the form of interest bearing line of credit loans (see Notes 5 and 7).

NOTE 4: CONVERTIBLE DEBENTURE

On May 31, 2013, the Company issued a convertible debenture for the sum of $100,000 in exchange for cash.  The Company agreed to accrue interest on the outstanding principal at the rate of twelve percent (12%) per annum beginning on May 31, 2013 and due on the maturity date of August 30, 2013.  The Company has the right of prepayment at any time.  Immediately following the date on which the Company mergers with or becomes a public company, the holder of the convertible debenture is entitled to convert all amounts due into shares of the entity which succeeds the Company (the “Successor Entity”) at the conversion price of $0.33 per share.  In addition, the convertible debenture automatically converts into common stock of the Successor Entity at $0.33 per share once the Company mergers with or becomes a public company and has entered into a firm commitment for no less than $50,000,000 of debt or equity financing.  At June 30, 2013, accrued interest on the convertible debenture was $992.  There was no beneficial conversion feature recorded at June 30, 2013 because the per share conversion price was greater than the fair value of the common stock per share.

NOTE 5: LINE OF CREDIT – RELATED PARTY

A shareholder of the Company has committed to loan the Company up to $250,000 in cash on an as needed basis (the “Line of Credit”). The Line of Credit bears interest at 18% per annum and all principal and accrued and unpaid interest is due in full on demand at any time on or after June 30, 2014. At June 30, 2013 the outstanding balance of the Line of Credit was $233,969 plus accrued interest of $54,862.  At June 30, 2013, the unused amount of the Line of Credit was $16,031.

NOTE 6: STOCKHOLDERS’ DEFICIT

Effective December 31, 2012, the members of Florida’s Heartland EB-5 Regional Center, L.L.C. exchanged all their member interests for proportional interests in Aegea, LLC which became the parent.  There was no accounting effect to the reorganization.  The prior operating agreement of the subsidiary was then terminated.

At inception (February 3, 2012), the Company valued the original four founding stockholders’ interests issued for services at $10,000 which was expensed as of December 31, 2012.  During 2012, two consultants performed services for the Company and were granted an aggregate 7% interest (5,530,000 common shares) in the reorganized entity.  Their services were valued at $90,291 and expensed.

As part of the share agreement (Note 8), the members’ equity in Aegea, LLC in the amount of $100,291 was converted to 94,000,000 shares of common stock in Aegea, Inc. and retroactively applied as of inception (See Note 1).

In April 2013, the company issued a cash call in the amount of $50,000.  The Company received $40,000 from the stockholders and reduced the line of credit balance by $10,000.  The funds were collected to be used for operating expenses.  An additional $100 was contributed by a stockholder to open a new bank account for the Company.

AEGEA, INC AND SUBSIDIARIES
(f/k/a AEGEA, LLC)
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2013
(Unaudited)

NOTE 7: RELATED PARTY

Two consultants affiliated with each other through an entity performed services for the Company.  One of those consultants is a director of the Company.  The entity in which they are members received an equity interest in the Company in exchange for their services valued at $90,291.  (See Note 6)

At June 30, 2013 the Line of Credit payable to related party member was $233,969 and accrued interest was $54,862.  (See Note 5)

NOTE 8: SUBSEQUENT EVENTS

In preparing these consolidated financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through September 5, 2013, the date the financial statements were issued.

On July 22, 2013, members of Aegea, LLC exchanged 100% of the membership interests in Aegea, LLC for 94,000,000 shares of AEGEA, Inc. common stock, no par value per share, representing approximately 88.7% of AEGEA, Inc.’s issued and outstanding shares of common stock (the “Exchange”).  The Exchange was made pursuant to the terms of the June 5, 2013 Amended and Restated Share Exchange Agreement by and among Aegea, LLC, its members, AEGEA, Inc., Energis Petroleum, LLC, a Florida limited liability company (“Energis”) and the members of Energis.  The former members of Aegea, LLC obtained voting and management control of Aegea, Inc. upon completion of the Exchange.

In August 2013, the Company entered into a three separate convertible debentures for the total sum of $30,000.  The Company agreed to pay interest and outstanding principal at the rate of eight percent (8%) per annum beginning on August 12, 2013, August 12, 2013, and August 20, 2013 and due on the maturity date of one year from the date of the agreements.  Beginning on the respective dates of issuance of the debentures, the Company also has the right of prepayment at any time and the holder has the right to convert the outstanding debt into shares of Aegea, Inc.’s Common Stock at a conversion price using the volume weighted average price of Aegea, Inc.’s common stock over seven (7) trading days prior to the date of conversion then multiplying the result by 50%.  Under ASC 480 “Distinguishing Liabilities from Equity”, the notes will be considered stock settled debts since any future shares of common stock issued upon conversion will have a fair market value of $60,000.  Therefore, the Company will record interest expense of $30,000 on the date of the note to reflect the put premium.